Business combination	12 Months Ended
Dec. 31, 2025
Business combination
Business combination

23.  Business combination

Xi’an Zhifeng Network Technology Co., Ltd. (referred to as “Xi’an Zhifeng”), a Chinese company, is a vocational training provider which mainly focuses on Master of Business Administration (the “MBA”) examination tutoring courses. In April 2023, the Group acquired 51% of the equity interest in Xi’an Zhifeng at a contingent aggregate purchase price, which was initially accounted for at fair value of RMB104.3 million. Contingent consideration is subject to Xi’an Zhifeng’s future operating results and subsequently measured at fair value through profit and loss, which was classified as a liability in consolidated balance sheets. The 34.0% shares held by the founder is subject to a 4 years’ service period. That is, if the founder left the Company within 4 years after the closing of the acquisition, Zhihu has the option to either require the redemption of the shares by the founder or to purchase the remaining 34.0% shares held by the founder at nominal consideration. Moreover, Zhihu has the right to acquire the 34% equity interest held by the founder if certain performance targets are met by Xi’an Zhifeng at the price determined based on a pre-agreed formula. In addition, additional 11.4% shares are reserved to be awarded to employees of Xi’an Zhifeng in future. As such, the transaction was regarded as if the Group has effectively acquired 96.4% of equity interests at the acquisition date with 34.0% equity interests granted to the founder as share-based compensation for the future service and a put and a call option which are recognized as financial instruments measured at fair value. The remaining 3.6% of equity interests were accounted for as noncontrolling interests.

The allocation of the purchase price as of the date of acquisition is summarized as follows (in thousands):

RMB
Net assets acquired	1,052
Amortizable intangible assets
Brand name	43,000
Content	13,300
Technology	2,700
Financial instruments arising from acquisition	1,600
Goodwill	64,733
Deferred tax liabilities	(14,750)
Noncontrolling interests	(7,327)
104,308

Goodwill arising from the above acquisition was attributable to the synergies expected from the combined operations of Xi’an Zhifeng and the Company in the vocational education sector in the PRC. The Company does not expect the goodwill recognized to be deductible for income tax purposes.

23.  Business combination (Continued)

Pro forma results of operations for Xi’an Zhifeng have not been presented because they were not material to the consolidated statements of operations and comprehensive loss for the year ended December 31, 2023.

In April 2024, the Group disposed all of its equity interest held in Xi’an Zhifeng with a total cash consideration of RMB35.6 million. As a result, Xi’an Zhifeng was deconsolidated and a gain of RMB4.9 million was recognized in investment income in the consolidated statements of operations and comprehensive loss for the year ended December 31, 2024.